UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2014

Enzo Biochem, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2013, Enzo Biochem, Inc. (the “Company,” “we,” “us,” or “our”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Original Agreement”), with Cantor Fitzgerald & Co. (“Cantor”), under which we may issue and sell shares of our common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $20,000,000 from time to time through Cantor, acting as agent. On December 31, 2014 we entered into Amendment No. 1 to the Original Agreement (the “Amendment”), which amended the Original Agreement (as so amended, the “Sales Agreement”), with Cantor to increase the amount of shares of Common Stock that may be offered and sold pursuant to the Sales Agreement by up to an additional $20,000,000 (such shares, the “Additional Shares”). In accordance with the terms of the Sales Agreement, we may offer and sell shares of Common Stock having an additional aggregate offering price of up to $20,000,000 from time to time through Cantor, acting as agent by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, and as otherwise permitted under the Sales Agreement.

The Additional Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-190321), which was declared effective on August 13, 2013, the base prospectus, filed as part of such Registration Statement, and the prospectus supplement, dated December 31, 2014, filed by the Company with the Securities and Exchange Commission.

The Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed herewith and the Original Agreement filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 28, 2013.

The opinion of the Company’s counsel regarding the validity of the Additional Shares that will be issued pursuant to the Sales Agreement is also filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 1 to Sales Agreement, dated December 31, 2014, between Enzo Biochem, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of McDermott Will & Emery LLP.

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: December 31, 2014	By:	/s/ Barry W. Weiner
Barry W. Weiner
President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Amendment No. 1 to Sales Agreement, dated December 31, 2014, between Enzo Biochem, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of McDermott Will & Emery LLP.

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5.1).